EXHIBIT 10.4


                                                                     May 3, 2007


Security Capital Assurance Ltd
One Bermudiana Road
Hamilton HM11, Bermuda
Attention:        Paul S. Giordano, President and Chief Executive Officer


                  Re:  TRANSITION AGREEMENT, DATED AUGUST 4, 2006

Ladies and Gentlemen:

     Reference is made to the Transition Agreement dated August 4, 2006 among XL Capital Ltd, a Cayman Islands company ("XL CAPITAL"), XL Insurance (Bermuda) Ltd, a Bermuda company ("XLI"), X.L. America, Inc., a Delaware corporation ("XLA" and, together with XL Capital and XLI, the "XL PARTIES"), and Security Capital Assurance Ltd, a Bermuda company ("SCA") (the "TRANSITION AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meaning provided therefor in the Transition Agreement.

     Pursuant to Section 9.5 of the Transition Agreement, the parties hereto agree, in consideration of the premises and of the mutual agreements herein contained, to amend the Transition Agreement as follows:

     1. Section 8.6 of the Transition Agreement is hereby amended by adding the following at the end thereof:

     "(d) In addition to the other indemnification provisions available under this Agreement, XL Capital shall indemnify, defend and hold harmless any SCA officer from and against any and all Losses of such SCA officer arising out of, relating to, by reason of or otherwise in connection with the submission following the Closing Time by such SCA officer of any certification regarding the financials, disclosure controls and procedures, internal controls or related matters of any member of the SCA Group ("SCA Certification") requested by XL Capital and provided by such SCA officer in connection with the preparation by XL Capital (each such SCA officer an "SCA Certifying Officer"), and the execution by the Chief Executive Officer and Chief Financial Officer of XL Capital, of any certification pursuant to Sections 302 or 906 of the Sarbanes-Oxley Act of 2002 to the same extent and subject to the same terms, conditions and exceptions set forth in Article 109 of the Articles of Association of XL Capital as if such SCA Certifying Officer were an officer of XL Capital; PROVIDED, HOWEVER, that no such indemnification shall be provided in respect of any Losses arising out of or relating to any proceeding in which XL Capital (including, solely for purposes of this proviso, any XL Capital officer, director or employee, acting as such) is not a subject or party; solely for purposes of this Section 8.1(d), XL Capital shall be deemed to remain a subject/party with respect to a proceeding even if it subsequently ceases to be a subject/party with respect to such proceeding. Subject to the proviso in the preceding sentence, if both XL Capital and SCA are subjects or parties with respect to a proceeding contemplated by the second preceding sentence, the amount of any indemnification provided to such SCA Certifying Officer by XL Capital under this Section 8.1(d) will be determined on a basis reasonable under the circumstances in light of the relative responsibility of XL Capital and its officers and directors acting as such, on the one hand, and SCA and its officers and directors acting as such, on the other hand, for the Losses."


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     Except as set forth herein,  the Transition  Agreement shall remain in full force and effect in accordance with the original terms thereof.

     This letter may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same letter.

     This letter shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of laws principles. The parties hereto consent to the non-exclusive jurisdiction of the Courts of New York.


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     IN WITNESS  WHEREOF,  the parties  have caused  this  Agreement  to be duly executed as of the day and year first above written.

                                    XL CAPITAL LTD


                             By:    /s/ KIRSTIN R. GOULD
                                    --------------------------------------------
                                    Name:  Kirstin Romann Gould
                                    Title: EVP, General Counsel of Corporate
                                           Affairs & Secretary

                                    XL INSURANCE (BERMUDA) LTD


                             By:    /s/ KIRSTIN R. GOULD
                                    --------------------------------------------
                                    Name:  Kirstin Romann Gould
                                    Title: Secretary

                                    X.L. AMERICA, INC.


                             By:    /s/ RICHARD G. MCCARTY
                                    --------------------------------------------
                                    Name:  Richard G. McCarty
                                    Title: Senior Vice President, General
                                           Counsel & Secretary

Accepted and Agreed to as of the date first above written:

SECURITY CAPITAL ASSURANCE LTD


By: /s/ MICHAEL REGO
    ---------------------------------------------------
    Name:  Michael Rego
    Title: Executive Vice President



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